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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 23, 2000



                      SMURFIT-STONE CONTAINER CORPORATION
             (Exact name of Registrant as specified in its charter)


         Delaware                      000-23876                 43-1531401
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                           150 North Michigan Avenue
                               Chicago, Illinois                    60601
                    (Address of Principal Executive Offices)      (Zip Code)

                                (312) 346-6600
              Registrant's Telephone Number, Including Area Code


                         _____________________________
         (Former name or former address, if changed since last report)

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Item 5.   Other Events

          On February 23, 2000, Smurfit-Stone Container Corporation (the "Company") and St. Laurent Paperboard Inc. ("St. Laurent") issued a joint press release announcing that they had entered into an agreement pursuant to which the Company will acquire St. Laurent through Stone Container Corporation, a wholly owned subsidiary of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

          The foregoing description of the transaction is qualified in its entirety by reference to the Pre-Merger Agreement dated as of February 23, 2000 between the Company, Stone Container Corporation, 3038727 Nova Scotia Company and St. Laurent, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

     C.   Exhibits.  The following exhibits are filed as a part of this report:

          Exhibit No.        Description
          -----------        -----------

          99.1               Press Release dated February 23, 2000

          99.2 Pre-Merger Agreement dated as of February 23, 2000 between the Company, Stone Container Corporation, 3038727 Nova Scotia Company and St. Laurent

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SMURFIT-STONE CONTAINER CORPORATION

Dated: February 29, 2000          By: /s/ Paul K. Kaufmann
                                  Name: Paul K. Kaufmann
                                  Title: Vice President and Corporate Controller

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                                 Exhibit Index

Exhibit No.           Description
-----------           -----------

99.1                  Press Release dated February 23, 2000

99.2 Pre-Merger Agreement dated as of February 23, 2000 between the Company, Stone Container Corporation, 3038727 Nova Scotia Company and St. Laurent

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